Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of Bell Gardens for the year ended December 31, 2009. This financial statement is the responsibility of the Bell Gardens management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Bell Gardens revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Bell Gardens for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

November 02, 2010

Denver, Colorado

BELL GARDENS

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Year Ended December 31, 2009	For the Six Months Ended June 30, 2010
		(unaudited)
Revenues
Rental revenue	$1,300,043	$672,335
Reimbursement and other revenue	194,337	109,477

Total revenues	1,494,380	781,812

Certain expenses
Real estate taxes	171,670	88,344
Operating expenses	66,103	23,343
Insurance	60,596	28,322
Management fees	21,842	11,868

Total certain expenses	320,211	151,877

Excess of revenues over certain expenses	$1,174,169	$629,935

The accompanying notes are an integral part of these financial statements.

BELL GARDENS

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and the Six Months Ended June 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On August 25, 2010, Industrial Income Trust Inc. (the “Company”) acquired a 100% fee interest in three institutional quality warehouse / distribution properties located in the Bell Gardens Industrial Park aggregating approximately 263,000 square feet on 11.5 acres (“Bell Gardens”). The total acquisition cost of Bell Gardens was approximately $15.5 million, exclusive of additional transfer taxes, due diligence and closing costs. The Company funded the acquisition using proceeds from its public offering of common stock.

The accounting records of Bell Gardens are maintained on the accrual basis of accounting. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of Bell Gardens. These financial statements are not intended to be a complete presentation of Bell Gardens revenues and expenses and are not considered indicative of our future operating results. Accordingly, these financial statements are not representative of actual operations for the periods presented due to the exclusion of certain expenses which may not be comparable to the proposed future operations of Bell Gardens.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which Bell Gardens is located, as well as by general overall economic conditions.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the six months ended June 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the six months ended June 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

Bell Gardens revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Bell Gardens records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Bell Gardens records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $69,000 and approximately $2,800 for the year ended December 31, 2009 (audited), and for the six months ended June 30, 2010 (unaudited), respectively.

Approximate future minimum rentals under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010	$1,365,114
2011	1,450,368
2012	1,388,706
2013	567,600
2014	170,838
Thereafter	28,712

Total	$4,971,338

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2009 and June 30, 2010, Bell Gardens had a weighted average occupancy rate of 85% and 100%, respectively, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2009, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2009 Lease Payments	% of Future Minimum Lease Payments
Energized Distribution, Inc.	Food and Beverage Distributor	June 30, 2013	23%	21%
Kiwi Distributing, Inc	Food and Beverage Distributor	September 30, 2013	23%	24%
JJD, Inc.	Cold Storage Operator	November 30, 2012	49%	37%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Bay Area Portfolio for the year ended December 31, 2009. This financial statement is the responsibility of the Bay Area Portfolio management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Bay Area Portfolios’ revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Bay Area Portfolio for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

November 02, 2010

Denver, Colorado

BAY AREA PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Year Ended December 31, 2009	For the Six Months Ended June 30, 2010
		(unaudited)
Revenues
Rental revenue	$4,248,631	$2,053,249
Reimbursement and other revenue	1,360,530	701,182

Total revenues	5,609,161	2,754,431

Certain expenses
Real estate taxes	1,029,838	516,974
Operating expenses	178,661	84,299
Insurance	170,159	95,170
Management fees	102,121	49,356

Total certain expenses	1,480,779	745,799

Excess of revenues over certain expenses	$4,128,382	$2,008,632

The accompanying notes are an integral part of these financial statements.

BAY AREA PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and the Six Months Ended June 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On September 1, 2010, Industrial Income Trust Inc. (the “Company”) acquired a 100% fee interest in one building located in the Bayside Business Park aggregating approximately 246,000 square feet on 10.4 acres, and a 100% fee interest in three buildings located in the Pinole Point Business Park aggregating approximately 475,000 square feet on 30.0 acres (collectively the “Bay Area Portfolio).” The total acquisition cost of the Bay Area Portfolio was approximately $60.0 million, exclusive of additional transfer taxes, due diligence and closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

The accounting records of the Bay Area Portfolio are maintained on the accrual basis of accounting. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Bay Area Portfolio. These financial statements are not intended to be a complete presentation of the Bay Area Portfolio revenues and expenses and are not considered indicative of our future operating results. Accordingly, these financial statements are not representative of actual operations for the periods presented due to the exclusion of certain expenses which may not be comparable to the proposed future operations of the Bay Area Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Bay Area Portfolio is located, as well as by general overall economic conditions.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the six months ended June 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the six months ended June 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Bay Area Portfolio revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The Bay Area Portfolio records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Bay Area Portfolio records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $14,500 and approximately $25,000 for the year ended December 31, 2009 (audited), and for the six months ended June 30, 2010 (unaudited), respectively.

Approximate future minimum rentals under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010	$4,083,375
2011	4,174,629
2012	3,231,581
2013	2,952,415
2014	2,760,426
Thereafter	4,585,785

Total	$21,788,211

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2009 and June 30, 2010, the Bay Area Portfolio had a weighted average occupancy rate of 96% and 93%, respectively, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2009, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2009 Lease Payments	% of Future Minimum Lease Payments
Super Micro Computer	Integrated computer manufacturor	July 31, 2015	36%	42%
Alan Ritchey, Inc.	Mail transportor	January 31, 2012	30%	11%
Bio-Rad Laboratories, Inc.	Biological equipment manufacturor and distributor	December 31, 2018	17%	34%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Industrial Income Trust Inc.

We have audited the accompanying statement of revenues and certain expenses of the Portland Portfolio for the year ended December 31, 2009. This financial statement is the responsibility of the Portland Portfolio management. Our responsibility is to express an opinion on the financial statement based upon our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Industrial Income Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Portland Portfolios’ revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Portland Portfolio for the year ended December 31, 2009, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

November 02, 2010

Denver, Colorado

PORTLAND PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Year Ended December 31, 2009	For the Six Months Ended June 30, 2010
		(unaudited)
Revenues
Rental revenue	$2,955,802	$1,469,438
Reimbursement and other revenue	810,426	400,242

Total revenues	3,766,228	1,869,680

Certain expenses
Real estate taxes	430,740	221,443
Operating expenses	277,055	129,069
Insurance	39,183	17,810
Management fees	103,972	41,236

Total certain expenses	850,950	409,558

Excess of revenues over certain expenses	$2,915,278	$1,460,122

The accompanying notes are an integral part of these financial statements.

PORTLAND PORTFOLIO

NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES

For the Year Ended December 31, 2009

and the Six Months Ended June 30, 2010 (unaudited)

1. Description of Business and Summary of Significant Accounting Policies

On September 30, 2010, Industrial Income Trust Inc. (the “Company”) acquired a 100% fee interest in 13 industrial buildings located in the Northeast submarket of Portland, Oregon aggregating approximately 475,000 square feet on 29.9 acres (collectively the “Portland Portfolio”). The total acquisition cost of the Portland Portfolio was approximately $28.0 million, exclusive of additional transfer taxes, due diligence and closing costs. The Company funded the acquisition using proceeds from its public offering of common stock and debt financing.

The accounting records of the Portland Portfolio are maintained on the accrual basis of accounting. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, and other administrative costs not directly related to the future operations of the Portland Portfolio. These financial statements are not intended to be a complete presentation of the Portland Portfolio revenues and expenses and are not considered indicative of our future operating results. Accordingly, these financial statements are not representative of actual operations for the periods presented due to the exclusion of certain expense which may not be comparable to the proposed future operations of the Portland Portfolio.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations could be significantly impacted by the rental markets in which the Portland Portfolio is located, as well as by general overall economic conditions.

Interim Financial Information (unaudited)

In the opinion of management, the unaudited information for the six months ended June 30, 2010, included herein, contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the six months ended June 30, 2010. Results of interim periods are not necessarily indicative of results to be expected for the year.

2. Operating Leases

The Portland Portfolio revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. The Portland Portfolio records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, the Portland Portfolio records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $75,000 and approximately $63,000 for the year ended December 31, 2009 (audited), and for the six months ended June 30, 2010 (unaudited), respectively.

Approximate future minimum rentals under non-cancelable, in-place leases as of December 31, 2009, are as follows:

For the Year Ended:
2010	$2,902,418
2011	2,724,851
2012	2,526,857
2013	1,203,078
2014	271,783
Thereafter	73,880

Total	$9,702,867

Tenant reimbursements of operating expenses are included in reimbursement and other revenue in the accompanying statements of revenues and certain expenses.

As of December 31, 2009 and June 30, 2010, the Portland Portfolio had a weighted average occupancy rate of 98% and 96%, respectively, based on leased square footage. The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2009, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	% of 2009 Lease Payments	% of Future Minimum Lease Payments
Vertis Inc.	Advertising Producer	November 30, 2012	33%	30%
Johnstone Supply Inc.	Wholesale Distributor	October 31, 2013	28%	33%

Certain leases above contain tenant lease renewal options for various periods under varying terms that may or may not be similar to the existing leases.